UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2005

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of July 29, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12)
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-118975-05 (Commission File Number)	13-3789046 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant's telephone number, including area code 212-270-5918

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12, which was made on December 12, 2005.

Exhibit No. 24 Power of Attorney and Certified Board Resolution

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on December 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 15, 2005
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Administrator:
Tim Cutsinger 312.904.6342
tim.cutsinger@abnamro.com
Analyst:
Brian Scheff 714.259.6278
brian.scheff@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical Collateral Prepayment
Delinquent Loan Detail
Mortgage Loan Characteristics
Loan Level Detail
Page 2-4
Page 5-7

Page 13-14
Page 15-17
Page 18-26
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail
Historical REO Report
Defeased Loans

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
JPCIBC12
JPCIBC12_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
29-Jul-05
12-Aug-05
14-Sep-37
Rating Information
Page 34-35
Parties to The Transaction
Depositor: J.P. Morgan Chase Commercial Mortgage Securities Corp.
Underwriter: J.P. Morgan Chase Bank/Banc of America Securities LLC/CIBC World Markets Corp.
Master Servicer: GMAC Commercial Mortgage Corporation
Special Servicer: J.E. Robert Company, Inc
Rating Agency: Moody's Investors Service, Inc./Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gmaccm.com
www.etrustee.net

08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.370869%
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
104
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722865.1
956.063276231
12.425354685
0.000000000
943.637921546
3.590017655
Fixed
0.00
0.00
0.000000000
4.5060000000%
0.000000000
46625YQM8
A-1
72,501,000.00
900,850.64
0.00
68,414,692.95
260,279.87
69,315,543.59
1000.000000000
0.000000000
0.000000000
1000.000000000
3.949166662
Fixed
0.00
0.00
0.000000000
4.7390000000%
0.000000000
46625YQN6
A-2
171,215,000.00
0.00
0.00
171,215,000.00
676,156.57
171,215,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.020000000
Fixed
0.00
0.00
0.000000000
4.8240000000%
0.000000000
46625YQP1
A-3A1
163,601,000.00
0.00
0.00
163,601,000.00
657,676.02
163,601,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.106666667
Fixed
0.00
0.00
0.000000000
4.9280000000%
0.000000000
46625YSC8
A-3A2
122,934,000.00
0.00
0.00
122,934,000.00
504,848.96
122,934,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.444627900
5.3385825954%
0.00
0.00
0.000000000
5.3335534540%
0.000000000
46625YQQ9
A-3B
200,000,000.00
0.00
0.00
200,000,000.00
888,925.58
200,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.079166672
Fixed
0.00
0.00
0.000000000
4.8950000000%
0.000000000
46625YQR7
A-4
649,324,000.00
0.00
0.00
649,324,000.00
2,648,700.82
649,324,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.038333333
Fixed
0.00
0.00
0.000000000
4.8460000000%
0.000000000
46625YQS5
A-SB
137,352,000.00
0.00
0.00
137,352,000.00
554,673.16
137,352,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.123333349
4.9480000000%
0.00
0.00
0.000000000
4.9480000000%
0.000000000
46625YQT3
A-M
216,704,000.00
0.00
0.00
216,704,000.00
893,542.83
216,704,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.155833308
4.9870000000%
0.00
0.00
0.000000000
4.9870000000%
0.000000000
46625YQV8
A-J
162,527,000.00
0.00
0.00
162,527,000.00
675,435.12
162,527,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.177961284
5.0185825954%
0.00
0.00
0.000000000
5.0135534540%
0.000000000
46625YQX4
B
43,341,000.00
0.00
0.00
43,341,000.00
181,077.02
43,341,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.202961186
5.0485825954%
0.00
0.00
0.000000000
5.0435534540%
0.000000000
46625YQY2
C
18,962,000.00
0.00
0.00
18,962,000.00
79,696.55
18,962,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.277127826
5.1375825954%
0.00
0.00
0.000000000
5.1325534540%
0.000000000
46625YQZ9
D
32,505,000.00
0.00
0.00
32,505,000.00
139,028.04
32,505,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.358794669
5.2355825954%
0.00
0.00
0.000000000
5.2305534540%
0.000000000
46625YRB1/U48138XX1
E
27,088,000.00
0.00
0.00
27,088,000.00
118,071.03
27,088,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.444627974
5.3385825954%
0.00
0.00
0.000000000
5.3335534540%
0.000000000
46625YRC9/U48138XY9
F
24,380,000.00
0.00
0.00
24,380,000.00
108,360.03
24,380,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.444627753
5.3385825954%
0.00
0.00
0.000000000
5.3335534540%
0.000000000
46625YRD7/U48138XZ6
G
24,379,000.00
0.00
0.00
24,379,000.00
108,355.58
24,379,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.444627983
5.3385825954%
0.00
0.00
0.000000000
5.3335534540%
0.000000000
46625YRE5/U48138YA0
H
29,797,000.00
0.00
0.00
29,797,000.00
132,436.58
29,797,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897500615
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRF2/U48138YB8
J
8,126,000.00
0.00
0.00
8,126,000.00
31,671.09
8,126,000.00
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.370869%
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
104
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722865.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897500615
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRG0/U48138YC6
K
8,126,000.00
0.00
0.00
8,126,000.00
31,671.09
8,126,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897499692
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRH8/U48138YD4
L
8,127,000.00
0.00
0.00
8,127,000.00
31,674.98
8,127,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897500462
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRJ4/U48138YE2
M
5,417,000.00
0.00
0.00
5,417,000.00
21,112.76
5,417,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897499692
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRK1/U48138YF9
N
8,127,000.00
0.00
0.00
8,127,000.00
31,674.98
8,127,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.897500462
4.6770000000%
0.00
0.00
0.000000000
4.6770000000%
0.000000000
46625YRL9/U48138YG7
P
5,417,000.00
0.00
0.00
5,417,000.00
21,112.76
5,417,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757130891
4.6770000000%
0.00
)
(3,802.43
)
(0.140368927
4.6770000000%
0.000000000
46625YRM7/U48138YH5
NR
27,088,830.00
0.00
0.00
27,088,830.00
101,776.28
27,088,830.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.632500000
5.5590000000%
0.00
0.00
0.000000000
5.5590000000%
0.000000000
9ABSW642
UHP
50,000,000.00
0.00
0.00
50,000,000.00
231,625.00
50,000,000.00
998.530041841
0.000000000
0.000000000
998.114336027
0.043973670
0.0525166740%
0.00
0.00
0.000000000
0.0528460868%
0.000000000
N
46625YRA3/U48138XW3
X-1
2,167,038,830.00
0.00
0.00
2,162,952,522.95
95,292.65
2,163,853,373.59
1000.000000000
0.000000000
0.000000000
1000.000000000
0.295449793
0.3544911917%
0.00
0.00
0.000000000
0.3545397507%
0.000000000
N
46625YQW6
X-2
2,100,087,000.00
0.00
0.00
2,100,087,000.00
620,470.27
2,100,087,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW603
LR
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW641
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(3,802.43
2,217,038,830.00
2,213,853,373.59
10,746,196.26
Total
2,212,952,522.95
900,850.64
0.00
9,845,345.62
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.370869%
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
104
Grantor Trust
Statement Date:
ABN AMRO Acct: 722865.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW643
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
7,938,573.22
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
9,896,065.52
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(3,011.15
0.00
0.00
)
(791.29
)
(3,802.44
9,847,190.47
)
(1,844.88
0.00
0.00
0.00
)
(1,844.88
619,427.68
281,422.96
900,850.64
0.00
0.00
0.00
0.00
0.00
0.00
900,850.64
10,748,041.11
10,746,196.23
2,213,853,374.10
197
900,850.64
0.00
0
0.00
0.00
0
0.00
0
2,212,952,523.46
197
143,010.97
1,054,454.59
281,422.96
1,957,492.31
281,422.96
1,957,492.31
45,072.62
0.00
0.00
12,532.07
57,604.69
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(45,072.62
9,845,345.59
Interest Not Advanced (
Current Period
)
0.00
1,957,492.31
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,054,454.59
)
(143,010.97
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Statement Date:
Cash Reconciliation Summary Pooled Mortgage Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
7,706,073.22
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
9,663,565.52
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(3,011.15
0.00
0.00
)
(791.29
)
(3,802.44
9,615,523.80
)
(1,803.21
0.00
0.00
0.00
)
(1,803.21
619,427.68
281,422.96
900,850.64
0.00
0.00
0.00
0.00
0.00
0.00
900,850.64
10,516,374.44
10,514,571.23
2,163,853,374.10
195
900,850.64
0.00
0
0.00
0.00
0
0.00
0
2,162,952,523.46
195
143,010.97
1,054,454.59
281,422.96
1,957,492.31
281,422.96
1,957,492.31
44,239.28
0.00
0.00
12,532.07
56,771.35
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(44,239.28
9,613,720.59
Interest Not Advanced (
Current Period
)
0.00
1,957,492.31
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,054,454.59
)
(143,010.97
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Statement Date:
Cash Reconciliation Summary Universal Hotel Portfolio B Notes
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
232,500.00
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
232,500.00
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
231,666.67
)
(41.67
0.00
0.00
0.00
)
(41.67
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
231,666.67
231,625.00
50,000,000.00
2
0.00
0.00
0
0.00
0.00
0
0.00
0
50,000,000.00
2
0.00
0.00
0.00
0.00
0.00
0.00
833.33
0.00
0.00
0.00
833.33
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(833.33
231,625.00
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
260,279.87
260,279.87
260,279.87
0.00
30.00%
30.06%
30/360
4.506000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
676,156.57
676,156.57
676,156.57
0.00
30.00%
30.06%
30/360
4.739000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A1
30
657,676.02
657,676.02
657,676.02
0.00
30.00%
30.06%
30/360
4.824000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A2
30
504,848.96
504,848.96
504,848.96
0.00
30.00%
30.06%
30/360
4.928000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3B
30
888,925.58
888,925.58
888,925.58
0.00
30.00%
30.06%
30/360
5.333553454%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,648,700.82
2,648,700.82
2,648,700.82
0.00
30.00%
30.06%
30/360
4.895000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-SB
30
554,673.16
554,673.16
554,673.16
0.00
30.00%
30.06%
30/360
4.846000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-M
30
893,542.83
893,542.83
893,542.83
0.00
20.00%
20.04%
30/360
4.948000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
675,435.12
675,435.12
675,435.12
0.00
12.50%
12.52%
30/360
4.987000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
181,077.02
181,077.02
181,077.02
0.00
10.50%
10.52%
30/360
5.013553454%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
79,696.55
79,696.55
79,696.55
0.00
9.63%
9.64%
30/360
5.043553454%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
139,028.04
139,028.04
139,028.04
0.00
8.13%
8.14%
30/360
5.132553454%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
118,071.03
118,071.03
118,071.03
0.00
6.88%
6.89%
30/360
5.230553454%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
108,360.03
108,360.03
108,360.03
0.00
5.75%
5.76%
30/360
5.333553454%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
108,355.58
108,355.58
108,355.58
0.00
4.63%
4.63%
30/360
5.333553454%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
132,436.58
132,436.58
132,436.58
0.00
3.25%
3.26%
30/360
5.333553454%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
31,671.09
31,671.09
31,671.09
0.00
2.88%
2.88%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
31,671.09
31,671.09
31,671.09
0.00
2.50%
2.50%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,674.98
31,674.98
31,674.98
0.00
2.13%
2.13%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
21,112.76
21,112.76
21,112.76
0.00
1.88%
1.88%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
31,674.98
31,674.98
31,674.98
0.00
1.50%
1.50%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
21,112.76
21,112.76
21,112.76
0.00
1.25%
1.25%
30/360
4.677000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
105,578.71
109,445.11
101,776.28
7,668.84
0.00%
0.00%
30/360
4.677000000%
)
(3,802.44
3,866.40
0.00
0.00
0.00
0.00
0.00
0.00
UHP
30
231,625.00
231,625.00
231,625.00
0.00
NA
NA
30/360
5.559000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
95,292.65
95,292.65
95,292.65
0.00
NA
NA
30/360
0.052846087%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
620,470.27
620,470.27
620,470.27
0.00
NA
NA
30/360
0.354539751%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9,849,148.05
9,853,014.45
9,845,345.62
7,668.84
)
(3,802.44
3,866.40
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Interest Adjustments Summary
Statement
Date:
0.00
0.00
3,011.15
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
791.29
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
3,802.44
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(3,802.44
)
(3,802.44
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pooled Mortgage Loans
ABN AMRO Acct: 722865.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.03%
0.67%
12/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
2
14,447,252.69
0
0.00
0.00%
0.00%
0.51%
0.18%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.03%
0.67%
11/14/2005
0
0.00
1
3,853,548.83
0
0.00
0
0.00
0
0.00
2
14,453,548.83
0
0.00
1.54%
0.87%
0.51%
0.10%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.51%
0.18%
10/12/2005
3
18,933,447.66
1
2,236,908.47
0
0.00
0
0.00
0
0.00
1
3,859,230.45
0
0.00
1.54%
0.57%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
3
12,438,318.24
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
8/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Pooled Mortgage Loans
Amort
ABN AMRO Acct: 722865.1
Series 2005-CIBC12
12-Dec-05
195
100.00%
2,162,952,523
99.81%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
104
267
5.37%
5.33%
0
0
0
0
14-Nov-05
195
100.00%
2,163,853,374
99.85%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
105
337
5.54%
5.51%
0
0
0
0
12-Oct-05
195
100.00%
2,164,646,571
99.89%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
106
269
5.37%
5.33%
0
0
0
0
12-Sep-05
195
100.00%
2,165,539,660
99.93%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
107
270
5.54%
5.51%
0
0
0
0
12-Aug-05
195
100.00%
2,166,324,880
99.97%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
108
270
5.54%
5.51%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Nov-05
199,500.00
199,500.00
0.00
A
6
1-Nov-05
178,041.43
178,041.43
0.00
A
9
1-Nov-05
99,709.33
99,709.33
0.00
A
18
1-Nov-05
87,166.67
87,166.67
0.00
A
24
1-Nov-05
87,166.67
87,166.67
0.00
A
25
1-Nov-05
103,957.46
103,957.46
0.00
A
34
1-Nov-05
106,722.78
106,722.78
0.00
A
38
1-Nov-05
59,570.83
59,570.83
0.00
A
49
1-Nov-05
60,200.00
60,200.00
0.00
A
55
1-Nov-05
57,066.69
57,066.69
0.00
A
60
1-Nov-05
76,718.00
76,718.00
0.00
A
62
1-Nov-05
63,312.57
63,312.57
0.00
A
67
1-Nov-05
46,658.33
46,658.33
0.00
A
70
1-Nov-05
50,321.67
50,321.67
0.00
A
73
1-Nov-05
46,021.67
46,021.67
0.00
29-Sep-05
A
75
1-Nov-05
61,482.16
61,482.16
0.00
A
82
1-Nov-05
42,363.33
42,363.33
0.00
A
86
1-Nov-05
49,301.64
49,301.64
0.00
A
87
1-Nov-05
62,391.35
62,391.35
0.00
A
89
1-Nov-05
41,981.19
41,981.19
0.00
A
93
1-Nov-05
37,786.74
37,786.74
0.00
A
97
1-Nov-05
38,321.36
38,321.36
0.00
A
101
1-Nov-05
36,176.80
36,176.80
0.00
A
103
1-Nov-05
26,803.75
26,803.75
0.00
A
105
1-Nov-05
33,405.67
33,405.67
0.00
A
106
1-Nov-05
32,801.03
32,801.03
0.00
A
113
1-Nov-05
23,452.50
23,452.50
0.00
A
117
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Nov-05
29,924.93
29,924.93
0.00
A
119
1-Nov-05
30,584.02
30,584.02
0.00
A
121
1-Nov-05
28,363.36
28,363.36
0.00
A
124
1-Nov-05
18,375.00
18,375.00
0.00
A
135
1-Nov-05
28,208.13
28,208.13
0.00
A
136
1-Nov-05
26,100.59
26,100.59
0.00
A
137
1-Nov-05
25,444.51
25,444.51
0.00
A
139
1-Nov-05
24,440.20
24,440.20
0.00
A
143
1-Nov-05
23,861.90
23,861.90
0.00
16-Sep-05
A
145
1-Nov-05
21,855.19
21,855.19
0.00
A
150
1-Nov-05
19,836.72
19,836.72
0.00
A
151
1-Nov-05
14,547.50
14,547.50
0.00
A
156
1-Nov-05
19,191.32
19,191.32
0.00
A
160
1-Nov-05
18,135.64
18,135.64
0.00
A
163
1-Nov-05
18,834.44
18,834.44
0.00
A
164
1-Nov-05
16,367.98
16,367.98
0.00
A
165
1-Nov-05
11,947.50
11,947.50
0.00
A
172
1-Nov-05
15,866.40
15,866.40
0.00
A
174
1-Nov-05
14,659.43
14,659.43
0.00
A
183
1-Nov-05
13,136.05
13,136.05
0.00
A
186
1-Nov-05
10,832.83
10,832.83
0.00
A
190
2,238,915.27
2,238,915.27
Total
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722865.1
Series 2005-CIBC12
Commercial Mortgage Pass-Through Certificates
30-Nov-05
12-Jan-06
14-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Pooled Mortgage Loans
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
6
9,181,118
0.42
116
5.55
0.00
%
1,000,000 to
2,000,000
%
26
67,370,925
3.11
116
5.45
0.00
%
2,000,000 to
3,000,000
%
20
68,458,547
3.17
116
5.46
0.00
%
3,000,000 to
4,000,000
%
18
82,715,827
3.82
107
5.60
0.00
%
4,000,000 to
5,000,000
%
45
305,724,498
14.13
112
5.45
0.00
%
5,000,000 to 10,000,000
%
38
482,101,073
22.29
104
5.30
0.00
%
10,000,000 to 15,000,000
%
20
357,478,413
16.53
97
5.40
0.00
%
15,000,000 to 20,000,000
%
9
200,268,508
9.26
90
5.39
0.00
%
20,000,000 to 25,000,000
%
5
139,115,633
6.43
126
5.26
0.00
%
25,000,000 to 30,000,000
%
2
67,550,000
3.12
114
5.44
0.00
%
30,000,000 to 40,000,000
%
3
132,987,981
6.15
101
5.36
0.00
%
40,000,000 to 50,000,000
%
0
0
0.00
0
0.00
0.00
%
50,000,000 to 60,000,000
%
1
70,000,000
3.24
115
5.02
0.00
%
60,000,000 to 70,000,000
%
1
80,000,000
3.70
54
6.10
0.00
%
70,000,000 to 80,000,000
%
0
0
0.00
0
0.00
0.00
%
80,000,000 to 90,000,000
%
1
100,000,000
4.62
115
4.73
0.00
%
90,000,000 to 100,000,000
%
0
0
0.00
0
0.00
0.00
%
100,000,000 to 110,000,000
%
0
0
0.00
0
0.00
0.00
%
110,000,000 to 120,000,000
%
0
0
0.00
0
0.00
0.00
%
120,000,000 to 130,000,000
%
0
0
0.00
0
0.00
0.00
%
130,000,000 &
Above
%
100,000,000
1,191,844
2,162,952,523
195
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
11,092,064
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
4.500%
%
to
4.650%
1
100,000,000
4.62
115
4.73
0.00
%
4.651%
%
to
4.801%
4
65,720,780
3.04
85
4.91
0.00
%
4.801%
%
to
4.950%
10
180,995,345
8.37
115
5.04
0.00
%
4.951%
%
to
5.101%
58
739,382,654
34.18
96
5.17
0.00
%
5.101%
%
to
5.250%
37
288,748,697
13.35
104
5.32
0.00
%
5.251%
%
to
5.401%
28
226,083,103
10.45
112
5.49
0.00
%
5.401%
%
to
5.550%
23
229,770,667
10.62
122
5.62
0.00
%
5.551%
%
to
5.701%
16
92,818,273
4.29
116
5.78
0.00
%
5.701%
%
to
5.850%
9
83,128,268
3.84
110
5.93
0.00
%
5.851%
%
to
6.001%
4
89,678,690
4.15
59
6.09
0.00
%
6.001%
%
to
6.150%
0
0
0.00
0
0.00
0.00
%
6.151%
%
to
6.300%
3
28,790,818
1.33
112
6.36
0.00
%
6.301%
%
to
6.450%
1
16,902,226
0.78
113
6.46
0.00
%
6.451%
%
to
6.600%
1
20,933,003
0.97
116
6.62
0.00
%
6.601%
%
&
Above
195
2,162,952,523
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.725%
6.620%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
2
37,835,229
1.75
115
6.55
0.00
%
%
to
61
120
0
0
0.00
0
0.00
0.00
%
%
to
121
180
1
5,613,451
0.26
233
5.75
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
233
113
3
43,448,680
Minimum Remaining Term
Maximum Remaining Term
2.01
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
36
11
174,107,318
8.05
54
5.73
0.00
%
%
37
to
60
171
1,821,898,783
84.23
104
5.28
0.00
%
%
61
to
120
7
104,403,369
4.83
160
5.72
0.00
%
%
121
to
180
3
19,094,374
0.88
234
5.50
0.00
%
%
181
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
236
50
192
2,119,503,844
Minimum Remaining Term
Maximum Remaining Term
%
97.99

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722865.1
Series 2005-CIBC12
Commercial Mortgage Pass-Through Certificates
30-Nov-05
12-Jan-06
14-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Pooled Mortgage Loans
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.001 0.250
0
0
0.00
0
0.00
0.00
%
%
0.251 0.500
0
0
0.00
0
0.00
0.00
%
%
0.501 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.500
0
0
0.00
0
0.00
0.00
%
%
1.501 1.750
0
0
0.00
0
0.00
0.00
%
%
1.751 2.000
0
0
0.00
0
0.00
0.00
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 3.000
0
0
0.00
0
0.00
0.00
%
%
3.001 3.250
0
0
0.00
0
0.00
0.00
%
%
3.251 3.500
0
0
0.00
0
0.00
0.00
%
%
3.501 & Above
195
2,162,952,523
100.00
104
5.37
0.00
%
%
Unknown
0.000
0.000
195
2,162,952,523
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 0.250
0
0
0.00
0
0.00
0.00
%
%
0.251 0.500
0
0
0.00
0
0.00
0.00
%
%
0.501 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 1.000
50
538,826,404
24.91
117
5.37
0.00
%
%
1.001 1.250
95
990,225,814
45.78
103
5.50
0.00
%
%
1.251 1.500
30
366,193,142
16.93
89
5.24
0.00
%
%
1.501 1.750
13
85,907,190
3.97
98
5.32
0.00
%
%
1.751 2.000
3
12,549,973
0.58
113
5.17
0.00
%
%
2.001 2.250
1
10,000,000
0.46
78
5.17
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
1
45,000,000
2.08
78
5.20
0.00
%
%
2.751 3.000
1
14,250,000
0.66
115
4.97
0.00
%
%
3.001 3.250
0
0
0.00
0
0.00
0.00
%
%
3.251 3.500
1
100,000,000
4.62
115
4.73
0.00
%
%
3.501 & Above
3.610
1.100
195
2,162,952,523 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
26
352,974,277
16.32
103
5.20
0.00
%
%
Virginia
15
202,751,652
9.37
91
5.23
0.00
%
%
Texas
19
175,832,139
8.13
106
5.53
0.00
%
%
New York
11
163,715,930
7.57
80
5.96
0.00
%
%
CMBS Certificate
5
114,421,622
5.29
113
4.80
0.00
%
%
Florida
13
109,039,436
5.04
116
5.61
0.00
%
%
Ohio
8
102,043,792
4.72
116
5.52
0.00
%
%
New Jersey
7
90,192,274
4.17
113
5.44
0.00
%
%
Maryland
6
84,165,548
3.89
110
5.29
0.00
%
%
Illinois
6
81,431,881
3.76
93
5.28
0.00
%
%
Georgia
4
80,037,981
3.70
78
5.30
0.00
%
%
Pennsylvania
9
76,052,846
3.52
114
5.20
0.00
%
%
Louisiana
5
52,874,793
2.44
114
5.28
0.00
%
%
Arizona
5
50,569,774
2.34
108
5.24
0.00
%
%
Michigan
4
36,153,834
1.67
164
5.28
0.00
%
%
North Carolina
6
34,766,099
1.61
117
5.52
0.00
%
%
Tennessee
2
30,948,260
1.43
89
5.62
0.00
%
%
Nevada
3
30,916,931
1.43
113
5.28
0.00
%
%
Washington
4
25,986,538
1.20
78
5.14
0.00
%
%
Oklahoma
2
22,436,967
1.04
113
5.18
0.00
%
%
Utah
2
21,482,705
0.99
112
6.13
0.00
%
%
Undefined
2
21,000,000
0.97
115
5.22
0.00
%
%
Kentucky
6
20,912,697
0.97
110
5.28
0.00
%
%
Delaware
2
20,050,748
0.93
164
5.85
0.00
%
%
District of Columbia
1
20,000,000
0.92
114
5.20
0.00
%
%
Colorado
3
18,479,787
0.85
110
5.49
0.00
%
%
Connecticut
2
17,750,000
0.82
101
5.52
0.00
%
%
Indiana
2
15,706,014
0.73
99
5.21
0.00
%
%
Iowa
3
14,332,607
0.66
109
5.32
0.00
%
%
Alabama
1
14,000,000
0.65
115
5.25
0.00
%
%
South Carolina
2
13,860,000
0.64
114
5.32
0.00
%
%
Mississippi
1
13,400,000
0.62
55
5.21
0.00
%
%
Wisconsin
1
8,050,000
0.37
67
5.10
0.00
%
%
Kansas
1
5,562,612
0.26
113
5.81
0.00
%
%
Oregon
2
5,116,814
0.24
115
5.44
0.00
%
%
Missouri
1
5,000,000
0.23
112
5.24
0.00
%
%
Rhode Island
1
4,763,868
0.22
112
5.94
0.00
%
%
Minnesota
1
3,173,530
0.15
113
5.71
0.00
%
%
Idaho
1
2,998,567
0.14
114
5.67
0.00
%
%
100.00
2,162,952,523
195
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722865.1
Series 2005-CIBC12
Commercial Mortgage Pass-Through Certificates
30-Nov-05
12-Jan-06
14-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Pooled Mortgage Loans
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
77
977,576,808
45.20
105
5.34
0.00
%
%
Office
45
578,015,161
26.72
97
5.46
0.00
%
%
Multifamily
38
304,958,387
14.10
106
5.36
0.00
%
%
Lodging
3
124,819,079
5.77
114
5.03
0.00
%
%
Industrial
11
77,833,947
3.60
113
5.36
0.00
%
%
Mixed Use
13
73,562,685
3.40
111
5.55
0.00
%
%
Self Storage
8
26,186,457
1.21
126
5.32
0.00
%
%
2,162,952,523
195
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
99
683,035,308
31.58
115
5.49
0.00
%
%
Full Amortizing
3
43,448,680
2.01
130
6.45
0.00
%
%
IO Maturity Balloon
93
1,436,468,535
66.41
98
5.27
0.00
%
%
2,162,952,523
195
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
192
2,114,295,295
97.75
104
0.00
%
%
5.35
0
to
12
3
48,657,229
2.25
95
0.00
%
%
5.89
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
195
2,162,952,523
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
11
174,107,318
8.05
54
5.73
0.00
%
%
2010
14
207,180,000
9.58
67
5.12
0.00
%
%
2011
12
175,186,925
8.10
76
5.42
0.00
%
%
2012
5
95,655,974
4.42
89
5.29
0.00
%
%
2013
5
32,593,585
1.51
104
5.64
0.00
%
%
2014
137
1,349,117,528
62.37
114
5.32
0.00
%
%
2015
11
129,111,194
5.97
174
5.69
0.00
%
%
2016 & Greater
100.00
2,162,952,523
195
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
4.73%
1-Jul-15
JPCBC12A
Lodging
0.00
100,000,000
393,750
1
NY
6.10%
1-Jun-10
JPCBC12A
Office
0.00
80,000,000
406,667
2
CA
5.02%
1-Jul-15
JPCBC12A
Retail
0.00
70,000,000
292,833
3
GA
5.27%
1-May-13
JPCBC12A
Office
0.00
45,237,981
198,595
4
VA
5.20%
1-Jun-12
JPCBC12A
Office
0.00
45,000,000
194,813
5
OH
5.62%
1-Jul-17
JPCBC12A
Retail
0.00
42,750,000
200,213
A
6
NJ
5.59%
1-Jun-15
JPCBC12A
Retail
0.00
36,750,000
171,286
7
CA
5.25%
1-Jul-15
JPCBC12A
Retail
0.00
30,800,000
134,750
8
LA
5.18%
1-Jun-15
JPCBC12A
Retail
0.00
29,715,633
178,538
A
9
PA
5.10%
1-Jul-15
JPCBC12A
Retail
0.00
29,600,000
125,800
10
MD
5.66%
1-Jul-20
JPCBC12A
Office
0.00
28,200,000
133,010
11
TX
5.47%
1-Jun-15
JPCBC12A
Multifamily
0.00
26,000,000
118,517
12
CA
4.89%
1-Apr-15
JPCBC12A
Office
0.00
25,600,000
104,320
13
AZ
5.14%
1-Jul-15
JPCBC12A
Retail
0.00
25,000,000
107,083
14
VA
5.25%
1-Jul-15
JPCBC12A
Industrial
0.00
24,000,000
105,000
15
TX
5.83%
1-Jan-12
JPCBC12A
Retail
0.00
22,294,715
131,861
16
FL
5.12%
1-Jun-15
JPCBC12A
Retail
0.00
22,250,010
121,896
17
TN
5.47%
1-Jul-12
JPCBC12A
Multifamily
0.00
22,240,000
101,377
A
18
IL
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
21,290,000
90,530
19
CA
4.92%
1-Apr-10
JPCBC12A
Retail
0.00
21,120,780
113,410
20
CA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
21,140,000
89,893
21
NY
6.62%
1-Aug-15
JPCBC12A
Retail
0.00
20,933,003
134,396
22
DC
5.20%
1-Jun-15
JPCBC12A
Office
0.00
20,000,000
86,667
23
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
OH
5.30%
1-Jul-15
JPCBC12A
Retail
0.00
20,000,000
88,333
A
24
GA
5.25%
1-Nov-11
JPCBC12A
Multifamily
0.00
20,000,000
87,500
A
25
VA
5.11%
1-May-15
JPCBC12A
Office
0.00
19,800,000
84,315
26
VA
5.47%
1-Jun-10
JPCBC12A
Office
0.00
19,000,000
86,608
27
CA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
18,920,000
80,453
28
CA
5.04%
1-Jul-15
JPCBC12A
Retail
0.00
18,500,000
77,700
29
TX
5.87%
1-Jan-12
JPCBC12A
Retail
0.00
18,015,695
107,011
30
VA
5.00%
1-Jul-15
JPCBC12A
Retail
0.00
18,000,000
75,000
31
FL
5.62%
1-Jul-15
JPCBC12A
Mixed Use
0.00
18,000,000
84,300
32
TX
5.22%
1-May-13
JPCBC12A
Office
0.00
17,659,524
76,790
33
DE
5.94%
1-Apr-20
JPCBC12A
Multifamily
0.00
17,368,269
104,247
A
34
MD
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
17,440,000
74,159
35
MD
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
17,210,000
73,181
36
IL
5.39%
1-Jul-15
JPCBC12A
Office
0.00
16,911,881
95,354
37
FL
6.46%
1-May-15
JPCBC12A
Retail
0.00
16,902,226
107,005
A
38
UT
6.38%
1-Mar-15
JPCBC12A
Lodging
0.00
16,110,818
108,840
39
WA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
16,160,000
68,716
40
CA
5.33%
1-Jun-15
JPCBC12A
Retail
0.00
16,000,000
71,067
41
VA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
15,480,000
65,825
42
VI
5.22%
1-Jul-15
JPCBC12A
Retail
0.00
15,000,000
65,250
43
NY
5.17%
1-Jun-15
JPCBC12A
Retail
0.00
14,900,602
82,089
44
MI
5.43%
1-Jun-25
JPCBC12A
Retail
0.00
14,736,983
102,181
45
CA
5.35%
1-Jul-15
JPCBC12A
Office
0.00
14,802,834
87,020
46
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.39%
1-Apr-15
JPCBC12A
Multifamily
0.00
14,800,000
66,477
47
OK
5.24%
1-May-15
JPCBC12A
Office
0.00
14,748,872
64,403
48
VA
4.95%
1-Mar-12
JPCBC12A
Multifamily
0.00
14,500,000
59,813
A
49
MI
4.97%
1-Jul-15
JPCBC12A
Retail
0.00
14,250,000
59,019
50
IL
5.44%
1-May-15
JPCBC12A
Retail
0.00
14,250,000
64,600
51
AZ
5.27%
1-May-13
JPCBC12A
Office
0.00
14,170,000
62,206
52
IL
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
14,160,000
60,212
53
PA
5.16%
1-Jun-15
JPCBC12A
Multifamily
0.00
14,000,000
60,200
54
AL
5.25%
1-Jul-15
JPCBC12A
Retail
0.00
14,000,000
61,250
A
55
NJ
5.24%
1-Aug-15
JPCBC12A
Industrial
0.00
13,889,547
76,946
56
CA
5.58%
1-May-15
JPCBC12A
Retail
0.00
13,703,058
79,049
57
CA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
13,740,000
58,426
58
NJ
5.22%
1-Jul-15
JPCBC12A
Retail
0.00
13,400,000
58,290
59
MS
5.21%
1-Jul-10
JPCBC12A
Multifamily
0.00
13,400,000
58,178
A
60
TX
5.21%
1-May-15
JPCBC12A
Office
0.00
13,254,334
57,546
61
NC
5.68%
1-Apr-15
JPCBC12A
Multifamily
0.00
13,179,170
76,938
A
62
NY
5.98%
1-Apr-10
JPCBC12A
Retail
0.00
13,100,000
65,282
63
NJ
5.51%
1-Jun-15
JPCBC12A
Office
0.00
12,200,000
56,018
64
TX
5.11%
1-Aug-15
JPCBC12A
Retail
0.00
11,760,000
50,078
65
CA
5.11%
1-May-15
JPCBC12A
Office
0.00
11,500,000
48,971
66
PA
5.25%
1-Jul-15
JPCBC12A
Retail
0.00
11,438,549
63,503
A
67
TX
5.25%
1-Jun-15
JPCBC12A
Multifamily
0.00
11,340,000
49,613
68
OH
5.29%
1-Jan-12
JPCBC12A
Retail
0.00
11,063,239
62,125
69
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.11%
1-Jun-15
JPCBC12A
Multifamily
0.00
11,000,000
46,842
A
70
CA
5.73%
1-Aug-15
JPCBC12A
Retail
0.00
10,872,419
63,558
71
CA
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
10,910,000
46,392
72
VA
5.56%
1-Jun-12
JPCBC12A
Office
0.00
10,900,000
50,503
A
73
VA
5.53%
1-Mar-12
JPCBC12A
Office
0.00
10,700,671
61,525
74
LA
5.23%
1-Jul-15
JPCBC12A
Multifamily
0.00
10,600,000
46,198
A
75
SC
5.32%
1-Jun-15
JPCBC12A
Retail
0.00
10,560,000
46,816
76
GA
5.38%
1-Aug-10
JPCBC12A
Office
0.00
10,500,000
47,075
77
FL
5.15%
1-Jun-15
JPCBC12A
Retail
0.00
10,330,796
56,787
78
OH
5.45%
1-Apr-15
JPCBC12A
Office
0.00
10,250,000
46,552
79
MD
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
10,190,000
43,330
80
IL
5.17%
1-Jun-12
JPCBC12A
Industrial
0.00
10,000,000
43,083
81
NY
5.54%
1-Jul-15
JPCBC12A
Mixed Use
0.00
9,926,541
61,648
A
82
IN
5.17%
1-May-13
JPCBC12A
Office
0.00
9,638,469
41,510
83
NJ
5.38%
1-Jul-15
JPCBC12A
Office
0.00
9,052,727
50,986
84
CA
5.55%
1-Jun-15
JPCBC12A
Retail
0.00
9,000,000
41,625
85
CT
5.70%
1-May-13
JPCBC12A
Retail
0.00
8,950,000
42,513
A
86
FL
5.33%
1-Jun-15
JPCBC12A
Office
0.00
8,818,133
49,449
A
87
CT
5.34%
1-May-15
JPCBC12A
Mixed Use
0.00
8,800,000
39,160
88
TN
6.00%
1-Jul-15
JPCBC12A
Lodging
0.00
8,708,260
63,046
A
89
CO
5.79%
1-Oct-14
JPCBC12A
Office
0.00
8,360,160
49,234
90
WI
5.10%
1-Jul-11
JPCBC12A
Retail
0.00
8,050,000
34,231
91
FL
6.34%
1-Jun-15
JPCBC12A
Mixed Use
0.00
7,830,000
41,369
92
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.05%
1-Aug-15
JPCBC12A
Mixed Use
0.00
7,764,826
42,111
A
93
NY
5.58%
1-Jun-15
JPCBC12A
Office
0.00
7,752,614
44,680
94
OH
5.55%
1-Mar-14
JPCBC12A
Multifamily
0.00
7,724,225
45,103
95
OK
5.06%
1-May-15
JPCBC12A
Office
0.00
7,688,095
32,418
96
NC
5.27%
1-Jul-15
JPCBC12A
Multifamily
0.00
6,863,289
38,188
A
97
WA
5.12%
1-Jun-15
JPCBC12A
Multifamily
0.00
6,640,000
28,331
98
NC
5.44%
1-Jul-15
JPCBC12A
Retail
0.00
6,451,429
39,683
99
VA
5.10%
1-Jun-15
JPCBC12A
Multifamily
0.00
6,500,000
27,625
100
CA
5.87%
1-Nov-14
JPCBC12A
Industrial
0.00
6,462,924
38,429
A
101
CA
5.74%
1-May-15
JPCBC12A
Retail
0.00
6,381,431
37,454
102
TX
5.84%
1-Jun-20
JPCBC12A
Retail
0.00
6,164,402
36,537
A
103
PA
5.27%
1-Jun-15
JPCBC12A
Retail
0.00
6,142,093
37,227
104
CO
5.25%
1-Jun-15
JPCBC12A
Multifamily
0.00
6,150,000
26,906
A
105
IN
5.27%
1-Jul-15
JPCBC12A
Multifamily
0.00
6,067,545
33,760
A
106
VA
5.06%
1-Jul-15
JPCBC12A
Multifamily
0.00
6,000,000
25,300
107
VI
5.22%
1-Aug-15
JPCBC12A
Retail
0.00
6,000,000
26,100
108
IA
5.43%
1-Jul-15
JPCBC12A
Multifamily
0.00
5,943,010
38,989
109
IA
5.14%
1-May-14
JPCBC12A
Office
0.00
5,920,000
25,352
110
TX
5.91%
1-May-15
JPCBC12A
Office
0.00
5,762,976
41,608
111
TX
5.75%
1-May-25
JPCBC12A
Retail
0.00
5,613,451
40,019
112
KS
5.81%
1-May-15
JPCBC12A
Retail
0.00
5,562,612
32,894
A
113
VA
5.60%
1-May-15
JPCBC12A
Office
0.00
5,500,000
25,667
114
UT
5.37%
1-Jul-15
JPCBC12A
Office
0.00
5,371,887
30,222
115
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.33%
1-Jul-15
JPCBC12A
Retail
0.00
5,400,000
23,985
116
5.33%
1-Jun-12
JPCBC12A
Multifamily
0.00
5,300,000
23,541
A
117
KY
5.21%
1-Jul-15
JPCBC12A
Self Storage
0.00
5,251,548
29,029
118
LA
5.51%
1-May-15
JPCBC12A
Retail
0.00
5,242,337
30,012
A
119
CA
5.55%
1-Jun-15
JPCBC12A
Retail
0.00
5,240,000
24,235
120
TX
5.76%
1-Apr-15
JPCBC12A
Retail
0.00
5,208,895
30,671
A
121
TX
5.45%
1-Jun-15
JPCBC12A
Office
0.00
5,167,518
29,362
122
PA
5.53%
1-May-15
JPCBC12A
Retail
0.00
5,163,070
29,623
123
NV
5.32%
1-Jun-15
JPCBC12A
Multifamily
0.00
5,116,931
28,662
A
124
CA
5.31%
1-Jul-15
JPCBC12A
Office
0.00
5,073,100
28,352
125
MO
5.24%
1-Apr-15
JPCBC12A
Multifamily
0.00
5,000,000
21,833
126
NY
5.55%
1-Jun-15
JPCBC12A
Office
0.00
4,969,428
28,547
127
FL
5.12%
1-Jun-15
JPCBC12A
Industrial
0.00
4,966,520
27,209
128
TX
5.61%
1-May-10
JPCBC12A
Office
0.00
4,900,000
22,908
129
FL
6.34%
1-Jun-15
JPCBC12A
Office
0.00
4,850,000
25,624
130
IL
5.96%
1-Jun-20
JPCBC12A
Office
0.00
4,820,000
23,939
131
RI
5.94%
1-Apr-15
JPCBC12A
Office
0.00
4,763,868
28,594
132
KY
5.21%
1-Jul-15
JPCBC12A
Self Storage
0.00
4,634,889
25,620
133
OH
6.01%
1-Apr-10
JPCBC12A
Office
0.00
4,600,000
23,038
134
FL
4.92%
1-Jul-15
JPCBC12A
Retail
0.00
4,500,000
18,450
A
135
CA
5.74%
1-Jun-15
JPCBC12A
Retail
0.00
4,461,139
28,283
A
136
TX
5.72%
1-Apr-15
JPCBC12A
Office
0.00
4,464,461
26,175
A
137
TX
5.62%
1-May-15
JPCBC12A
Multifamily
0.00
4,448,804
25,775
138
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AZ
5.59%
1-Aug-15
JPCBC12A
Mixed Use
0.00
4,432,104
25,518
A
139
GA
5.64%
1-Feb-10
JPCBC12A
Retail
0.00
4,300,000
20,210
140
MI
5.52%
1-Jul-15
JPCBC12A
Office
0.00
4,278,339
24,469
141
5.20%
1-Jul-15
JPCBC12A
Multifamily
0.00
4,200,000
18,200
142
CA
5.86%
1-Dec-14
JPCBC12A
Industrial
0.00
4,126,276
24,509
A
143
CO
5.22%
1-May-15
JPCBC12A
Multifamily
0.00
3,969,628
22,014
144
LA
5.49%
1-Mar-15
JPCBC12A
Multifamily
0.00
3,847,253
23,926
A
145
NY
5.50%
1-May-15
JPCBC12A
Multifamily
0.00
3,863,000
17,705
146
NC
5.31%
1-Jun-15
JPCBC12A
Multifamily
0.00
3,720,000
16,461
147
NY
5.56%
1-Jul-15
JPCBC12A
Retail
0.00
3,700,000
17,143
148
AZ
5.14%
1-Jul-15
JPCBC12A
Multifamily
0.00
3,500,000
14,992
149
LA
5.70%
1-Jun-15
JPCBC12A
Retail
0.00
3,469,570
21,913
A
150
AZ
5.51%
1-Mar-15
JPCBC12A
Multifamily
0.00
3,467,671
19,895
A
151
KY
5.21%
1-Jul-15
JPCBC12A
Self Storage
0.00
3,461,247
19,133
152
OR
5.36%
1-Jul-15
JPCBC12A
Office
0.00
3,382,260
19,007
153
MD
5.20%
1-Jul-15
JPCBC12A
Office
0.00
3,360,722
22,816
154
NY
5.48%
1-Jun-15
JPCBC12A
Office
0.00
3,378,897
19,262
155
SC
5.31%
1-Jul-15
JPCBC12A
Multifamily
0.00
3,300,000
14,603
A
156
CA
5.70%
1-Jun-15
JPCBC12A
Industrial
0.00
3,280,465
19,153
157
FL
5.39%
1-Jun-15
JPCBC12A
Industrial
0.00
3,269,783
20,049
158
VA
5.60%
1-Jun-15
JPCBC12A
Mixed Use
0.00
3,200,000
14,933
159
MN
5.71%
1-May-15
JPCBC12A
Multifamily
0.00
3,173,530
19,244
A
160
PA
5.30%
1-Jun-15
JPCBC12A
Retail
0.00
3,071,189
18,668
161
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.53%
1-Jun-20
JPCBC12A
Self Storage
0.00
3,032,670
25,379
162
OH
6.01%
1-May-15
JPCBC12A
Retail
0.00
3,010,661
18,186
A
163
ID
5.67%
1-Jun-15
JPCBC12A
Office
0.00
2,998,567
18,885
A
164
CA
5.17%
1-Jul-15
JPCBC12A
Retail
0.00
2,983,691
16,418
A
165
CA
5.36%
1-Aug-15
JPCBC12A
Mixed Use
0.00
2,987,325
16,771
166
TX
5.37%
1-Aug-15
JPCBC12A
Retail
0.00
2,987,352
16,790
167
PA
5.30%
1-Jun-15
JPCBC12A
Retail
0.00
2,873,048
17,464
168
MI
5.66%
1-Aug-15
JPCBC12A
Mixed Use
0.00
2,888,513
16,758
169
CA
5.10%
1-Jun-15
JPCBC12A
Industrial
0.00
2,692,423
29,835
170
TX
5.49%
1-May-15
JPCBC12A
Office
0.00
2,706,842
18,901
171
NJ
5.33%
1-Jun-12
JPCBC12A
Multifamily
0.00
2,700,000
11,993
A
172
CA
5.68%
1-Aug-25
JPCBC12A
Industrial
0.00
2,676,411
18,849
173
TX
5.84%
1-Jun-15
JPCBC12A
Retail
0.00
2,683,169
15,911
A
174
DE
5.27%
1-Jun-15
JPCBC12A
Multifamily
0.00
2,682,479
14,943
175
OH
5.21%
1-Jul-15
JPCBC12A
Self Storage
0.00
2,645,666
14,624
176
5.50%
1-Jun-15
JPCBC12A
Retail
0.00
2,633,622
15,046
177
KY
5.21%
1-Jul-15
JPCBC12A
Self Storage
0.00
2,585,989
14,295
178
KY
5.21%
1-Jul-15
JPCBC12A
Self Storage
0.00
2,506,420
13,855
179
NC
5.39%
1-Jun-15
JPCBC12A
Retail
0.00
2,484,183
14,023
180
IA
5.48%
1-Jun-15
JPCBC12A
Industrial
0.00
2,469,596
16,616
181
VA
5.10%
1-Jul-11
JPCBC12A
Mixed Use
0.00
2,490,000
10,588
182
KY
5.82%
1-Jan-12
JPCBC12A
Multifamily
0.00
2,472,604
14,701
A
183
PA
5.30%
1-Jun-15
JPCBC12A
Retail
0.00
2,377,695
14,453
184
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
5.36%
1-Jul-15
JPCBC12A
Retail
0.00
2,288,000
12,858
185
FL
5.78%
1-Apr-15
JPCBC12A
Retail
0.00
2,232,460
13,173
A
186
NJ
5.50%
1-Jun-15
JPCBC12A
Multifamily
0.00
2,200,000
10,083
187
NC
6.15%
1-Jan-20
JPCBC12A
Self Storage
0.00
2,068,029
13,724
188
FL
5.66%
1-Jun-15
JPCBC12A
Mixed Use
0.00
2,056,838
12,941
189
OR
5.61%
1-Jun-15
JPCBC12A
Retail
0.00
1,734,553
10,862
A
190
VA
5.80%
1-Jul-25
JPCBC12A
Multifamily
0.00
1,680,980
11,984
191
WA
5.38%
1-Aug-10
JPCBC12A
Mixed Use
0.00
1,653,016
9,301
192
WA
5.38%
1-Aug-10
JPCBC12A
Mixed Use
0.00
1,533,521
8,628
193
PA
5.40%
1-Jun-15
JPCBC12A
Retail
0.00
1,387,202
8,514
194
NY
5.73%
1-May-15
JPCBC12A
Retail
0.00
1,191,844
6,988
195
5.58%
1-Jul-15
JPCBC12B
Lodging
0.00
25,000,000
116,250
197
5.58%
1-Jul-15
JPCBC12B
Lodging
0.00
25,000,000
116,250
198
2,212,952,523
10,809,448
0
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Statement Date:
Loan
Status
Code(1)
16-Sep-05
3,847,253
111
291
LA
5.49%
1-Mar-15
Multifamily
3,853,549
Not Avail.
Not Avail. Not Avail.
A
145
29-Sep-05
10,600,000
115
355
LA
5.23%
1-Jul-15
Multifamily
10,600,000
Not Avail.
Not Avail. Not Avail.
A
75
14,447,253
14,453,549
2
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
Other/TBD
145
Other/TBD
75
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722865.1
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Defeased Loans
Statement Date:
Disclosure
Control #
08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
46625YQM8
AAA
Aaa
NR
A-2
46625YQN6
AAA
Aaa
NR
A-3A1
46625YQP1
AAA
Aaa
NR
A-3A2
46625YSC8
AAA
Aaa
NR
A-3B
46625YQQ9
AAA
Aaa
NR
A-4
46625YQR7
AAA
Aaa
NR
A-SB
46625YQS5
AAA
Aaa
NR
A-M
46625YQT3
AAA
Aaa
NR
A-J
46625YQV8
AAA
Aaa
NR
B
46625YQX4
AA
Aa2
NR
C
46625YQY2
AA-
Aa3
NR
D
46625YQZ9
A
A2
NR
E
46625YRB1
A-
A3
NR
F
46625YRC9
BBB+
Baa1
NR
G
46625YRD7
BBB
Baa2
NR
H
46625YRE5
BBB-
Baa3
NR
J
46625YRF2
BB+
Ba1
NR
K
46625YRG0
BB
Ba2
NR
L
46625YRH8
BB-
Ba3
NR
M
46625YRJ4
B+
B1
NR
N
46625YRK1
B
B2
NR
P
46625YRL9
B-
B3
NR

08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIBC12
ABN AMRO Acct: 722865.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
NR
46625YRM7
NR
NR
NR
UHP
9ABSW642
NR
NR
NR
X-1
46625YRA3
AAA
Aaa
NR
X-2
46625YQW6
AAA
Aaa
NR
S
9ABSW643
NR
NR
NR

08-Dec-2005 - 10:57 (W603-W643) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.